Summary Prospectus Supplement	January 17, 2018

Putnam VT Growth Opportunities Fund
Summary Prospectus dated April 30, 2017

The sub-section Your fund's management in the section Fund summary is replaced in its entirety with the following:

Your fund's management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Richard Bodzy, Portfolio Manager, portfolio manager of the fund since 2017

Assistant portfolio manager

Samuel Cox, Portfolio Manager, assistant portfolio manager of the fund since 2018

Sub-advisor

Putnam Investments Limited*

*Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

309831 – 1/18